UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below at the annual meeting of shareholders of UQM Technologies, Inc. (the “Company”) held on September 24, 2015, the Company’s shareholders approved the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock by 25,000,000 shares to 75,000,000 (the “Amendment”).  Articles of Amendment implementing the Amendment were filed with the Colorado Secretary of State on September 28, 2015 and are filed as Exhibit 3.1 and incorporated into this report by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on September 24, 2015. At the annual meeting, the shareholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2016 annual meeting of shareholders, (ii) approved on an advisory basis the compensation for the Company’s named executive officers, and (iii) approved the Amendment of the Company’s articles of incorporation.

The Company had 40,541,847 shares of common stock outstanding as of July 31, 2015, the record date for the annual meeting. At the annual meeting, holders of a total of 33,380,464 shares of common stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the annual meeting:

Proposal 1.  The shareholders elected each of the four nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted “For”	Shares Withheld	Broker Non-Votes
Donald W. Vanlandingham	9,240,354	690,962	23,449,148
Stephen J. Roy	9,200,240	731,076	23,449,148
Joseph P. Sellinger	9,158,754	772,562	23,449,148
John E. Sztykiel	9,230,590	700,726	23,449,148

Proposal 2.  The shareholders approved on an advisory basis the compensation of the Company’s named executive officers:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
8,045,029	1,673,077	213,210	23,449,148

Proposal 3.  The shareholders approved the Amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock by 25,000,000 shares to 75,000,000:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
25,928,208	6,262,020	1,190,236	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description of Exhibit

3.1Articles of Amendment to the Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: September 28, 2015	By: /s/ DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description of Exhibit

3.1Articles of Amendment to the Articles of Incorporation of the Company